                                 W.H. BRADY CO.

              3,125,000 Shares of Nonvoting Class A Common Stock*

                             UNDERWRITING AGREEMENT

                                 JUNE __, 1996



ROBERT W. BAIRD & CO. INCORPORATED
A.G. EDWARDS & SONS, INC.
PIPER JAFFRAY INC.
  As Representatives of the Several Underwriters
  Identified in Schedule II Annexed Hereto
c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Ladies and Gentlemen:

          SECTION 1. INTRODUCTORY. The several shareholders of W.H. Brady Co., a Wisconsin corporation (the "Company"), identified in Schedule I annexed hereto (the "Selling Shareholders") propose to sell 3,125,000 shares (the "Firm Shares") of Nonvoting Class A Common Stock, $.01 par value per share (the "Common Stock"), to the several underwriters identified in Schedule II annexed hereto (the "Underwriters"), who are acting severally and not jointly. In addition, one of the Selling Shareholders has agreed to grant to the Underwriters an option to purchase up to 468,750 additional shares of Common Stock (the "Optional Shares") as provided in section 6 hereof. The Firm Shares and, to the extent such option is exercised, the Optional Shares are hereinafter collectively referred to as the "Shares."

          You, as representatives of the Underwriters (the "Representatives"), have advised the Company and the Selling Shareholders that the Underwriters propose to make a public offering of their respective portions of the Shares as soon hereafter as in your judgment is advisable and that the public offering price of the Shares initially will be $_____ per share.

          The Company and the Selling Shareholders hereby confirm their respective agreements with the Underwriters as follows:

          SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company and each of the Selling Shareholders jointly and severally, represent and warrant to, and agree





__________________________________

     * Plus an option to acquire up to 468,750 additional shares of Nonvoting Class A Common Stock from one of the Selling Shareholders to cover over-allotments.

  with, the several Underwriters, and shall be deemed to represent and warrant to the several Underwriters on each Closing Date (as hereinafter defined), that:

          (a) Each of the Company, the subsidiaries of the Company that are listed on Exhibit 21.1 of the Company's most recent Annual Report on Form 10-K incorporated by reference into the Registration Statement (as hereinafter defined) and any subsidiaries of the Company that would have been required to be listed on Exhibit 21.1 of such Annual Report on Form 10-K if they had been subsidiaries of the Company on the last day of the Company's most recently completed fiscal year (individually, including Varitronic Systems, Inc. ("VSI"), a "Subsidiary" and collectively, the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiaries has the corporate power and authority to carry on its business, in all material respects, as is currently conducted and described in the Prospectus (as hereinafter defined) and the Registration Statement; each of the Company and the Subsidiaries is duly registered and qualified to do business as a foreign corporation under the laws of, and is in good standing as such in, each jurisdiction in which such registration or qualification is required, except where the failure to so register or qualify would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole ("Material Adverse Effect"). Complete and correct copies of the articles of incorporation and by-laws, as amended or restated ("Articles of Incorporation" and "By-laws," respectively), of the Company and each of the Subsidiaries as in effect on the date hereof have been delivered to the Representatives, and no changes thereto will be made on or subsequent to the date hereof and prior to each Closing Date.

          (b) The shares of Common Stock (including the Shares) issued and outstanding immediately prior to the sale of the Shares as set forth in the Prospectus have been duly authorized and validly issued, are fully paid and nonassessable (except, with respect to assessability, as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law and judicial interpretations thereof) and conform to the description thereof contained in the Prospectus and the Registration Statement. There are no preemptive, preferential or, except as described in the Prospectus, comparable contractual rights to subscribe for or purchase any shares of Common Stock, and no shares of Common Stock (including the Shares) have been issued in violation of such rights. The delivery of certificates for the Shares to be issued and sold hereunder and payment therefor pursuant to the terms of this Agreement will pass valid title to such Shares to the Underwriters, free and clear of any lien, claim, encumbrance or defect in title. Except as described in the Prospectus, there are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to be issued any class of security by the Company or any Subsidiary, and there are no holders of Common Stock or other securities of the Company or any Subsidiary, or of securities that are convertible or exchangeable into Common Stock or other securities of the Company or any Subsidiary, that have rights to the registration of such Common Stock or securities under the Securities Act of 1933, as amended, and the regulations thereunder (together, the "Act") or the securities laws or regulations of any of the states or of Canada and any of its provinces (the "Blue Sky Laws").

          (c) Other than the Subsidiaries, the Company has no subsidiary (as defined in Rule 405 under the Act) that is required to be listed on Exhibit
     21.1 of the Company's most recent Annual Report on Form 10-K or that would have been required to be listed on Exhibit 21.1 of such Annual Report on Form 10-K if it had been a subsidiary (as so defined) of the Company on the last day of the Company's most recently completed fiscal year. The Company owns directly all of the issued and outstanding capital stock of each Subsidiary, free and clear of any and all liens, claims, encumbrances or security interests, and all such capital stock has been duly authorized and validly issued and is fully paid and nonassessable. There are no outstanding options, warrants or other rights of any description, contractual or otherwise, entitling any person to subscribe for or purchase any shares of capital stock of any Subsidiary.

          (d) The Company has full corporate power and authority to enter into and perform this Agreement, and the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the consummation of the transactions described herein, have been duly authorized with respect to the Company by all necessary corporate action and will not: (i) violate any provisions of the Articles of Incorporation or By-laws of the Company; (ii) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary, or any property owned or leased by the Company or any Subsidiary, may be bound or affected, if such violation, breach, modification, termination, or default would affect the validity or enforceability of this Agreement against the Company; (iii) violate any statute, ordinance, rule or regulation applicable to the Company or any Subsidiary, or order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company if such violation would affect the validity or enforceability of this Agreement against the Company; or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary, which lien, charge or encumbrance would have a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory or governmental body, arbitrator, administrative agency or instrumentality of the United States or other country or jurisdiction is required for the execution and delivery of this Agreement by the Company, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby, except for compliance with the Act, the Securities Exchange Act of 1934, as amended, and the regulations thereunder (together, the "Exchange Act"), the Blue Sky Laws applicable to the public offering of the Shares by the several Underwriters and the clearance of such offering and the underwriting arrangements evidenced hereby with the National Association of Securities Dealers, Inc.

     (the "NASD"). This Agreement has been duly executed and delivered by and on behalf of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

          (e) A registration statement on Form S-3 (Reg. No. 33-_______) with respect to the Shares, including a preliminary form of prospectus, has been prepared by the Company in conformity in all material respects with the requirements of the Act and has been filed with the Securities and Exchange Commission (the "Commission"). The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied. Such registration statement, as finally amended and revised at the time such registration statement was or is declared effective by the Commission (including the information contained in the form of final prospectus, if any, filed with the Commission pursuant to Rule 424(b) and Rule 430A under the Act and deemed to be part of the registration statement if the registration statement has been declared effective pursuant to Rule 430A(b)) and as thereafter amended by post-effective amendment, if any, and including any registration statement filed and declared effective pursuant to Rule 462(b) under the Act, is herein referred to as the "Registration Statement." The related final prospectus in the form first filed with the Commission pursuant to Rule 424(b) or, if no such filing is required, as included in the Registration Statement, or any supplement thereto, is herein referred to as the "Prospectus." The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the Registration Statement with the Commission, and each such prospectus as amended from time to time until the date of the Prospectus, is referred to herein as the "Preliminary Prospectus." Reference made herein to each Preliminary Prospectus or the Prospectus, as amended or supplemented, shall include all documents and information incorporated by reference therein and shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, and so incorporated by reference, under the Exchange Act. The Company has prepared and filed such amendments to the Registration Statement since its initial filing with the Commission, if any, as may have been required to the date hereof, and will file such additional amendments thereto as may hereafter be required.

          (f) Neither the Commission nor any state securities commission has issued any order preventing or suspending the use of any Preliminary Prospectus, nor, to the knowledge of the Company or the Selling Shareholders, have any proceedings for that purpose been initiated or threatened, and each Preliminary Prospectus filed with the Commission as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto complied when so filed with the requirements of the Act and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the effective date of the Registration Statement, and at all times subsequent thereto up to each Closing Date, the Registration Statement and the Prospectus contained or will contain all statements that are required to be stated therein in accordance with the Act and conformed or will conform in all material respects to the requirements of the Act, and neither the Registration Statement nor the Prospectus included or will include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The representations and warranties contained in this paragraph shall not apply to statements or omissions in conformity with the written information furnished to the Company by the Underwriters as described in Section 5 hereof. Neither the Company, nor any person that controls, is controlled by (including the Subsidiaries) or is under common control with the Company, has distributed or will distribute prior to each Closing Date any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus, the Registration Statement or other materials permitted by the Act and provided to the Representatives.

          (g) The documents that are incorporated by reference in each Preliminary Prospectus, the Prospectus or the Registration Statement or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, and any document so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when it is filed with the Commission, comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and when read together with the other information included in such Preliminary Prospectus, the Prospectus or the Registration Statement, as the case may be, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) Deloitte & Touche L.L.P., which has expressed its opinion with respect to the financial statements and schedules of the Company filed with the Commission and included as a part of each Preliminary Prospectus, the Prospectus or the Registration Statement, are independent auditors as required by the Act. Coopers & Lybrand L.L.P., which has expressed its opinion with respect to the financial statements and schedules of VSI filed with the Commission and included as a part of each Preliminary Prospectus, the Prospectus or the Registration Statement, are independent public accountants as required by the Act.

          (i) The consolidated financial statements and the related notes thereto included in each Preliminary Prospectus, the Prospectus and the Registration Statement present fairly the financial position, results of operations and cash flows of the Company and VSI, as applicable, as of their respective dates or for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except in the case of consistency as described therein. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein on a basis consistent with the consolidated financial statements of the Company and VSI, as applicable, contained therein. The Company had an outstanding capitalization as set forth in the Company's most recent Quarterly Report on Form 10-Q as of the date indicated therein, and there has been no material change thereto since such date except as disclosed in the Prospectus. The financial and statistical information and data relating to the Company and VSI, as applicable, in each Preliminary Prospectus, the Prospectus and the Registration Statement are accurately presented and prepared on a basis consistent with the audited consolidated financial statements and books and records of the Company and VSI, as applicable. The pro forma consolidated financial statements and the related notes thereto included in each Preliminary Prospectus, the Prospectus or the Registration Statement comply in all material respects with Regulation S-X and all other applicable rules and regulations under the Act and are the only such pro forma financial statement required by the Act to be set forth therein.

          (j) Except as described in the Prospectus, neither the Company nor any Subsidiary is, nor with the giving of notice or passage of time or both, would be, in violation or in breach of: (i) its respective Articles of Incorporation or By-laws; (ii) any statute, ordinance, order, rule or regulation applicable to the Company or such Subsidiary; (iii) any order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary; or (iv) any provision of any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, evidence of indebtedness or other instrument to which the Company or such Subsidiary is a party or by which any property owned or leased by the Company or such Subsidiary is bound or affected, except for violations or breaches that, singly, or in the aggregate, are not reasonably likely to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received notice of any material violation of any applicable statute, ordinance, order, rule or regulation applicable to the Company or any Subsidiary. The Company and each Subsidiary have obtained and hold, and are in compliance with, all permits, certificates, licenses, approvals, registrations, franchises, consents and authorizations of governmental or regulatory authorities required under all laws, rules and regulations in connection with their businesses (hereinafter "permit" or "permits"), and all of such permits are in full force and effect, except where the failure to have such permits, singly or in the aggregate, would not have a Material Adverse Effect; and the Company and each Subsidiary have fulfilled and performed all of their respective obligations with respect to each such permit and no event has occurred which would result in, or after notice or lapse of time would result in, revocation or termination of any such permit or result in any other impairment of the rights of the holder of such permit, except where the failure to fulfill or perform such obligations, singly or in the aggregate, would not have a Material Adverse Effect. Neither the Company nor any Subsidiary is (by virtue of any action, omission to act, contract to which it is a party or other occurrence) in violation of any applicable foreign, federal, state, municipal or local statutes, laws, ordinances, rules, regulations or orders (including those relating to environmental protection, occupational safety and health and equal employment practices) heretofore or currently in effect, except where such violation, singly or in the aggregate, would not have a Material Adverse Effect.

          (k) There are no legal or governmental proceedings or investigations pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or to which any property owned or leased by the Company or any Subsidiary is or may be subject, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, which are required to be described in the Registration Statement or the Prospectus which are not so described, or which question the validity of this Agreement or any action taken or to be taken pursuant hereto. Except as described in the Registration Statement or the Prospectus, neither the Company nor any
     Subsidiary: (i) is in violation of any statute, ordinance, rule or regulation, or any decision, order or decree of any court, regulatory body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or such Subsidiary relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environmental or human exposure to hazardous or toxic substances (collectively, "environmental laws"); (ii) owns or operates any real property contaminated with any substance that is subject to any environmental laws; (iii) is liable for any off-site disposal or contamination pursuant to any environmental laws; or (iv) is subject to any claim relating to any environmental laws; which violation, contamination, liability or claim could have a Material Adverse Effect.

          (l) There is no transaction, relationship, obligation, agreement or other document required to be described in the Registration Statement or the Prospectus or to be filed or deemed to be filed as an exhibit to the Registration Statement by the Act, which has not been described or filed as required.

          (m) Neither the Company nor any person that is controlled by (including the Subsidiaries) the Company, nor, to the Company's knowledge, any person that controls or is under common control with the Company, has taken or will take, directly or indirectly, any action designed to cause or result in, or which constituted, or which could cause or result in, stabilization or manipulation, under the Exchange Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

          (n) Except as described in the Registration Statement or the Prospectus, since the respective dates as of which information is given in the Registration Statement or the Prospectus and prior to each Closing
     Date: (i) neither the Company nor any Subsidiary has or will have incurred any liability or obligation, direct or contingent, or entered into any transaction, that is material to the Company, except as in the ordinary course of business; (ii) the Company has not and will not have paid or declared any dividend or other distribution with respect to its capital stock and neither the Company nor any Subsidiary is or will be delinquent in the payment of principal or interest on any outstanding debt obligation; and (iii) there has not been and will not have been any change in the capital stock, any material change in the indebtedness of the Company or any Subsidiary, or any change or development involving or which could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

          (o) The Company or a Subsidiary owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses (collectively, "Intellectual Property") presently used in the conduct of its business or ownership of its properties, and neither the Company nor any Subsidiary has violated or infringed upon the rights of others, or received any notice of conflict with the asserted rights of others, in respect thereof, except where such violation, infringement or notice thereof, singly or in the aggregate, would not have a Material Adverse Effect.

          (p) All federal and state tax returns required to be filed by or on behalf of the Company or any Subsidiary have been filed (or are the subject of valid extension) with the appropriate federal and state authorities, and all such tax returns, as filed, are accurate except such as would not have a Material Adverse Effect; all local tax returns required to be filed by or on behalf of the Company or any Subsidiary have been filed (or are the subject of valid extension) with the appropriate local authorities, except such as would not, singly or in the aggregate, have a Material Adverse Effect, and all such tax returns as filed are accurate in all material respects; all federal, state and local taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the business of the Company or such Subsidiary have been paid or reflected as a liability on the financial statements of the Company or such Subsidiary for appropriate periods, except where failure to pay such taxes or reflect such tax liabilities would not, singly or in the aggregate, have a Material Adverse Effect; all deficiencies asserted as a result of any federal, state or local tax audits have been paid or finally settled, and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited, except such as would not, singly or in the aggregate, have a Material Adverse Effect; no state of facts exist or has existed which would constitute grounds for the assessment of any tax liability with respect to the periods which have not been audited by appropriate federal, state or local authorities, except such as would not, singly or in the aggregate, have a Material Adverse Effect; there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state or local tax return of any period; and neither the Company nor any Subsidiary has ever been a member of an affiliated group of corporations filing consolidated federal income tax returns, other than a group of which the Company is and has been the common parent.

          (q) Neither the Company, any Subsidiary nor any affiliate of the Company or such Subsidiary does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 of the Florida Statutes, and the Company agrees to comply with such Section if, prior to the completion of the distribution of the Shares, the Company, any Subsidiary or any affiliate of the Company or such Subsidiary commences doing such business.

          A certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company and the Selling Shareholders to the Underwriters as to the matters covered thereby. A certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinion referred to in section 10(d) will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by the Company as to the matters covered thereby.

          SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally and not jointly, represents and warrants to and agrees with the several Underwriters and the Company, and shall be deemed to represent and warrant to the several Underwriters and the Company on each Closing Date, that:

          (a) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, as set forth on Schedule I annexed hereto, have been obtained. Such Selling Shareholder has, and at the time of delivery thereof hereunder such Selling Shareholder will have, good and valid title to the Shares proposed to be sold by such Selling Shareholder hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by this Agreement for the benefit of the Underwriters. Such Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights, other than any created by this Agreement for the benefit of the Underwriters. Upon delivery of and payment for such Shares hereunder, the Underwriters will acquire good and valid title thereto, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights.

          (b) Such Selling Shareholder has not distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other material in connection with the offering and sale of the Shares. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which could cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

          (c) The execution, delivery and performance by such Selling Shareholder of this Agreement will not (i) result in the violation of any provisions of any governing documents applicable to such Selling Shareholder, or (ii) constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or such Selling Shareholder's property may be bound or affected, if such breach or contravention would affect the validity or enforceability of this Agreement against such Selling Shareholder; or (iii) violate any statute, rule or regulation applicable to such Selling Shareholder, or violate any order or decree of any court, regulatory body, administrative agency or other governmental body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's property, if such violation would affect the validity or enforceability of this Agreement against such Selling Shareholder. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of, and performance under, this Agreement by such Selling Shareholder or the consummation by such Selling Shareholder of the transactions contemplated by this Agreement, except for compliance with the Act, the Exchange Act, the Blue Sky Laws applicable to the public offering of the Shares by the Underwriters and the clearance of such offering with the NASD. Such Selling Shareholder hereby represents and warrants that each Attorney-in-Fact has been duly appointed as attorney-in-fact (except as such appointment may be limited by bankruptcy, insolvency or other similar laws) by such Selling Shareholder for the purpose of entering into and carrying out this Agreement.

          (d) This Agreement is a valid and binding agreement of such Selling Shareholder enforceable in accordance with its terms.

          (e) Insofar as it relates to such Selling Shareholder, each Preliminary Prospectus, as of its date, has conformed in all material respects with the requirements of the Act and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and on the effective date of the Registration Statement and at all times subsequent thereto up to each Closing Date, (i) the Registration Statement and the Prospectus, as they relate to such Selling Shareholder, did or will conform to the requirements of the Act, and (ii) neither the Registration Statement nor the Prospectus as it relates to such Selling Shareholder did or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          A certificate signed by or on behalf of any Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby. A certificate delivered by or on behalf of any Selling Shareholder to counsel for the Selling Shareholders for purposes of enabling such counsel to render the opinion referred in Section 10(e) will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties to the Underwriters by such Selling Shareholder as to the matters covered thereby.

          SECTION 4. REPRESENTATION OF UNDERWRITERS. The Representatives will act as the representatives for the several Underwriters in connection with the public offering of the Shares, and any action under or in respect of this Agreement taken by the Representatives will be binding upon all of the Underwriters.

          SECTION 5. INFORMATION FURNISHED BY THE UNDERWRITERS. The information set forth in the last paragraph on the outside front cover page of the Prospectus concerning the terms of the offering by the Underwriters, the paragraphs on the inside front cover page of the Prospectus relating to stabilization practices and passive market making, and the concession and reallowance amounts and references to passive market making appearing under the caption "Underwriting" in the Prospectus constitute all of the information furnished to the Company by and on behalf of the Underwriters for use in connection with the preparation of the Registration Statement and the Prospectus, as such information is referred to in this Agreement.

          SECTION 6.  PURCHASE, SALE AND DELIVERY OF SHARES.

          (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters that number of full Firm Shares set forth opposite the name of such Selling Shareholder in Schedule I annexed hereto (an aggregate of 3,125,000 Firm Shares from all of the Selling Shareholders), and each of the Underwriters agrees, severally and not jointly, to purchase from each Selling Shareholder the number of Firm Shares as set forth in Schedule II hereto at the price per share of $_________. The obligation of each Underwriter to each Selling Shareholder shall be to purchase from that Selling Shareholder that number of full Firm Shares which (as nearly as practicable in full shares as determined by the Representatives) bears the same proportion to the number of Firm Shares to be sold by such Selling Shareholder as the number of shares set forth opposite the name of such Underwriter in Schedule II annexed hereto bears to the total number of Firm Shares to be purchased by all of the Underwriters under this Agreement.

          (b) On the First Closing Date (as hereinafter defined), the Selling Shareholders will deliver to the Representatives, at the offices of Robert
     W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or through the facilities of The Depository Trust Company, for the accounts of the several Underwriters, certificates representing the Firm Shares to be sold by them against payment in Milwaukee, Wisconsin of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of each Selling Shareholder with respect to the Firm Shares being sold by such Selling Shareholder, or at the option of a Selling Shareholder, by wire transfer of immediately available funds to an account designated by such Selling Shareholder not less than 24 hours prior to the Closing Date. As referred to in this Agreement, the "First Closing Date" shall be on the [FOURTH] full business day after the date of the Prospectus, at 9:00 a.m., Milwaukee, Wisconsin time, or at such other date or time not later than ten full business days after the date of the Prospectus as the Representatives, the Company and the Selling Shareholders. The certificates for the Firm Shares to be so delivered will be in denominations and registered in such names as the Representatives request by notice to the Company and the Selling Shareholders, or either of them, prior to the First Closing Date, and such certificates will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time on the first full business day preceding the First Closing Date at a location to be designated by the Representatives.

          (c) In addition, on the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the William H. Brady, Jr. Marital Trust hereby agrees to sell to the Underwriters up to 468,750 Optional Shares, and the Underwriters, severally and not jointly, shall have the right at any time within thirty days after the date of the Prospectus to purchase up to 468,750 Optional Shares from such Selling Shareholder at the purchase price per share to be paid for the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase from such Selling Shareholder the number of Optional Shares which (as nearly as practicable in full shares as determined by the Representatives) bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares purchased by such Underwriter bears to the total number of Firm Shares.
     The option granted hereunder may be exercised upon notice by the Representatives to the Company and such Selling Shareholder, or either of them, within thirty days after the date of the Prospectus setting forth the aggregate number of Optional Shares to be purchased by the Underwriters and sold by such Selling Shareholder, the names and denominations in which the certificates for such shares are to be registered and the date and place at which such certificates will be delivered. Such date of delivery (the "Second Closing Date") shall be determined by the Representatives, provided that the Second Closing Date, which may be the same as the First Closing Date, shall not be earlier than the First Closing Date and, if after the First Closing Date, shall not be earlier than three nor later than ten full business days after delivery of such notice to exercise. Certificates for the Optional Shares will be made available for checking and packaging at 9:00 a.m., Milwaukee, Wisconsin time, on the first full business day preceding the Second Closing Date at a location to be designated by the Representatives. The manner of payment for and delivery of (including the denominations of and the names in which certificates are to be registered) the Optional Shares shall be the same as for the Firm Shares.

          (d) The Representatives have advised the Company and the Selling Shareholders that each Underwriter has authorized the Representatives to accept delivery of the Shares and to make payment therefor. It is understood that the Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any obligation under this Agreement. As referred to in this Agreement, "Closing Date" shall mean either the First Closing Date or the Second Closing Date.

          SECTION 7. COVENANTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters that:

          (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, the Company will use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, upon notification from the Commission that the Registration Statement has become effective, will so advise the Representatives and counsel to the Underwriters promptly. If the effective time of the Registration Statement is prior to the execution and delivery of this Agreement and any information shall have been omitted therefrom in reliance upon Rule 430A, the Company, at the earliest possible time, will furnish the Representatives with a copy of the Prospectus to be filed by the Company with the Commission to comply with Rule 424(b) and Rule 430A under the Act and, if the Representatives do not object to the contents thereof, will comply with such Rules. Upon compliance with such Rules, the Company will so advise the Representatives promptly. The Company will advise the Representatives and counsel to the Underwriters and the Selling Shareholders promptly of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose, and will also advise the Representatives and counsel to the Underwriters promptly of any request of the Commission for amendment or supplement of the Registration Statement, of any Preliminary Prospectus or of the Prospectus, or for additional information, and the Company will not file any amendment or supplement to the Registration Statement (either before or after it becomes effective), to any Preliminary Prospectus or to the Prospectus (including a prospectus filed pursuant to Rule 424(b)), or file any document under the Exchange Act before the termination of the public offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference in the Registration Statement, if the Representatives have not been furnished with a copy prior to such filing (with a reasonable opportunity to review such amendment or supplement) or if the Representatives object to such filing, unless in the written opinion of counsel for the Company such amendment or supplement is required to be made by the Act.

          (b) If, at any time when a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact, or would omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to supplement the Prospectus to comply with the Act, the 1934 Act, or the Blue Sky Laws or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Registration Statement to comply with the Act or the Exchange Act, the Company promptly will advise the Representatives and counsel to the Underwriters thereof and will promptly prepare and file with the Commission, at its expense, an amendment to the Registration Statement, or file such document which will correct such statement or omission or an amendment which will effect such compliance; and, if any Underwriter is required to deliver a prospectus after the effective date of the Registration Statement, the Company, upon request of the Representatives, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Company consents to the use, in accordance with the provisions of the Act and with the Blue Sky Laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, of each Preliminary Prospectus.

          (c) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, incur any material liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, or enter into any transaction with an "affiliate," as defined in Rule 405 under the Act, which is required to be described in the Prospectus pursuant to Item 404 of Regulation S-K under the Act, except as described in the Prospectus.

          (d) Neither the Company nor any Subsidiary will, prior to the Second Closing Date, if any, acquire any of the Common Stock.

          (e) The Company will make generally available to its security holders and the Representatives an earnings statement as soon as practicable, but in no event later than sixty days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, covering a period of twelve consecutive calendar months beginning after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of
     Section 11(a) of the Act and Rule 158 promulgated thereunder.

          (f) During such period as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, the Company will furnish to the Representatives, at the expense of the Company, copies of the Registration Statement, the Prospectus, any Preliminary Prospectus and all amendments and supplements to any such documents, including any document filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, in each case as soon as available and in such quantities as the Representatives may reasonably request.

          (g) The Company will cooperate with the Representatives and counsel to the Underwriters in qualifying or registering the Shares for sale under the Blue Sky Laws of such jurisdictions as the Representatives designate, and will continue such qualifications or registrations in effect so long as reasonably requested by the Representatives to effect the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified. In each jurisdiction where any of the Shares shall have been qualified as provided above, the Company will file such reports and statements as may be required to continue such qualification for a period of not less than one year from the date of the Prospectus. The Company shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Act and the Exchange Act, and the Company shall comply in all respects with the undertakings given by the Company in connection with the qualification or registration of the Shares for offering and sale under the Blue Sky Laws.

          (h) During the period of three years from the date of the Prospectus, the Company will furnish to each of the Representatives and to each of the other Underwriters who may so request, as soon as available, each report, statement or other document of the Company or its Board of Directors mailed to its shareholders or filed with the Commission, and such other information concerning the Company as the Representatives may reasonably request.

          (i) The Company shall deliver the requisite notice of issuance to Nasdaq and shall take all necessary or appropriate action within its power to maintain the authorization for trading of the Common Stock as a Nasdaq National Market security for a period of at least thirty-six months after the date of the Prospectus.

          (j) The Company will maintain a transfer agent and, if required by law or the rules of The Nasdaq Stock Market or any national securities exchange on which the Common Stock is listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock.

          (k) If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any publication or event relating to or affecting the Company shall occur as a result of which, in the opinion of Baird and the Company, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such publication or event necessitates a supplement to the Prospectus), the Company will, after written notice from Baird advising the Company of any of the matters set forth above, promptly consult with Baird concerning the advisability and substance of, and, if the Company and Baird determine that it is appropriate, disseminate, a press release or other public statement responding to or commenting on, such publication or event.

          (l) The Company will use all reasonable efforts to comply or cause to be complied with the conditions to the obligations of the Underwriters in section 10 hereof.

          SECTION 8. COVENANTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally and not jointly, covenants and agrees with the several Underwriters and the Company as follows:

          (a) If the effective time of the Registration Statement is not prior to the execution and delivery of this Agreement, such Selling Shareholder will cooperate to the extent necessary to cause the Registration Statement to become effective at the earliest possible time; and such Selling Shareholder will do and perform all things to be done and performed by such Selling Shareholder prior to each Closing Date, pursuant to this Agreement or the Durable Power of Attorney and Custody Agreement.

          (b) Such Selling Shareholder agrees to deliver to the Representatives on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable substitute form or statement specified by Treasury Department regulations in lieu thereof).

          (c) Such Selling Shareholder will pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by such Selling Shareholder to the Underwriters.

          (d) For a period of 90 days after the date of the Prospectus, such Selling Shareholder will not, without the prior written consent of Baird, directly or indirectly, offer, sell, transfer, or pledge, contract to sell, transfer or pledge or cause or in any way permit to be sold, transferred, pledged or otherwise disposed of any: (i) shares of Common Stock or any other equity security of the Company; (ii) rights to purchase shares of Common Stock or any other equity security of the Company (including, without limitation, shares of Common Stock or any other equity security of the Company that may be deemed to be beneficially owned by such Selling Shareholder in accordance with the rules and regulations of the Commission and shares of Common Stock that may be issued upon exercise of a stock option, warrant or other convertible security); or (iii) securities that are convertible or exchangeable into shares of Common Stock or any other equity security of the Company.

          (e) Such Selling Shareholder will furnish any documents, instruments or other information which the Representatives may reasonably request in connection with the sale and transfer of the Shares to the Underwriters.

          SECTION 9. PAYMENT OF EXPENSES. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective, or if this Agreement is terminated for any reason, each Selling Shareholder will be jointly and severally obligated to pay the costs, fees and expenses incurred in connection with the public offering of the Shares. Such costs, fees and expenses to be paid by the Company and the Selling Shareholders include, without limitation:

          (a) All costs, fees and expenses (excluding the expenses incurred by the Underwriters and the legal fees and disbursements of counsel for the Underwriters, but including such fees and disbursements described in subsection (b) of this section 9) incurred in connection with the performance of the Company's obligations hereunder, including, without limiting the generality of the foregoing: the registration fees related to the filing of the Registration Statement with the Commission; the fees and expenses related to the quotation of the Shares on the Nasdaq or other national securities exchange; the fees and expenses of the Company's counsel, accountants, transfer agent and registrar; the costs and expenses incurred in connection with the preparation, printing, shipping and delivery of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all agreements and supplements provided for herein, this Agreement and the Preliminary and Supplemental Blue Sky Memoranda, including, without limitation, shipping expenses via overnight delivery and/or courier service to comply with applicable prospectus delivery requirements; and the costs and expenses associated with the production of materials related to, and travel expenses incurred by the management of the Company in connection with, the various meetings to be held between the Company's management and prospective investors.

          (b) All registration fees and expenses, including reasonable legal fees and disbursements of counsel for the Underwriters incurred in connection with qualifying or registering all or any part of the Shares for offer and sale under the Blue Sky Laws, but in no event to exceed $7,500, and the clearing of the public offering and the underwriting arrangements evidenced hereby with the NASD.

          (c) All fees and expenses related to printing of the certificates for the Shares, and all transfer taxes, if any, with respect to the sale and delivery of the Shares.

          SECTION 10. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein set forth as of the date hereof and as of each Closing Date, to the accuracy of the statements of the Company's officers and the Selling Shareholders made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder, and to the following additional conditions, unless waived in writing by the Representatives:

          (a) The Registration Statement shall have been declared effective by the Commission not later than 5:30 p.m., Washington, D. C. time, prior to the date of this Agreement, or such later time as shall have been consented to by the Representatives, which consent shall be deemed to have been given if the Registration Statement shall have been declared effective on or before the date and time requested in the acceleration request submitted on behalf of the Representatives pursuant to Rule 461 under the Act; all filings required by Rules 424(b) and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission or any state securities commission nor, to the knowledge of the Company or the Selling Shareholders, shall any proceedings for that purpose have been initiated or threatened; and any request of the Commission or any state securities commission for inclusion of additional information in the Registration Statement, or otherwise, shall have been complied with to the satisfaction of the Representatives.

          (b) Since the dates as of which information is given in the Registration Statement there shall not have occurred any change or development involving, or which could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

          (c) The Representatives shall not have advised the Company that the Registration Statement or the Prospectus contains an untrue statement of fact that, in the opinion of the Representatives or counsel for the Underwriters, is material, or omits to state a fact that, in the opinion of the Representatives or such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.

          (d) The Representatives shall have received an opinion of Quarles & Brady, counsel for the Company addressed to the Representatives, as the representatives of the Underwriters, and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

               (i) The Company has been duly incorporated and is validly existing and has the corporate power and authority to carry on its business as presently conducted and as described in the Prospectus and the Registration Statement;

               (ii) The authorized capital stock of the Company consists of 100,000,000 shares of Nonvoting Class A Common Stock, par value $.01 per share, 10,000,000 shares of Voting Class B Common Stock, par value $.01 per share, 45,000 shares of Cumulative Preferred Stock, par value $100 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share, and all such stock conforms as to legal matters, in all material respects, to the descriptions thereof in the Prospectus and the Registration Statement;

               (iii) The issued and outstanding shares of capital stock of the Company immediately prior to the issuance and sale of the Shares to be sold by the Company hereunder have been duly authorized and validly issued, are fully paid and nonassessable (except, with respect to assessability, as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law and judicial interpretations thereof), and there are no preemptive, preferential or, to counsel's knowledge, except as described in the Prospectus, other rights to subscribe for or purchase any shares of capital stock of the Company, and to such counsel's knowledge, no shares of capital stock of the Company have been issued in violation of such rights;

          (iv) Each Subsidiary that is incorporated under the laws of a state of the United States is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to carry on its business as presently conducted and as described in the Prospectus and the Registration Statement; the Company owns directly or indirectly and, to such counsel's knowledge, beneficially all of the issued and outstanding capital stock of each Subsidiary, free and clear of any and all liens, claims, encumbrances and security interests, except for director's qualifying shares in the case of certain Subsidiaries;

          (v) The certificates for the Shares to be delivered hereunder are in due and proper form and conform to the requirements of applicable law; and when duly countersigned by the Company's transfer agent, and delivered to the Representatives or upon the order of the Representatives against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Shares to be sold by the Company represented thereby will be duly authorized and validly issued, fully paid and nonassessable (except, with respect to assessability, as provided in Section 180.062(2)(b) of the Wisconsin Business Corporation Law and judicial interpretations thereof), and free of any preemptive, preferential or, to counsel's knowledge, other rights to subscribe for or purchase shares of Common Stock;

          (vi) The Registration Statement has become effective under the Act, and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission or by any other governmental agency administering any applicable Blue Sky Law and no proceedings for that purpose have been initiated or are threatened under the Act or any Blue Sky Laws; the Registration Statement and the Prospectus and any amendment or supplement thereto, including any document incorporated by reference in the Registration Statement, (except for the financial statements and other statistical or financial data included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act; the conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied; no facts have come to the attention of such counsel which lead it to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto, including any document incorporated by reference in the Registration Statement, contains any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the First Closing Date or the Second Closing Date, as the case may be, contained any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (except for the financial statements and other financial data included therein as to which such counsel need express no opinion); to such counsel's knowledge, there are no legal or governmental proceedings pending or threatened, including, without limitation, any such proceedings that are related to environmental or employment discrimination matters, required to be described in the Registration Statement or the Prospectus which are not so described as required in all material respects or which question the validity of this Agreement or any action taken or to be taken pursuant thereto, nor is there any transaction, relationship, agreement, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein, or to be filed as an exhibit to or incorporated by reference in the Registration Statement by the Act, which is not described, filed or incorporated by reference as required;

          (vii) The Company has full corporate power and authority to enter into and perform this Agreement; the performance of the Company's obligations hereunder and the consummation of the transactions described herein have been duly authorized by the Company by all necessary corporate action and this Agreement has been duly executed and delivered by and on behalf of the Company, and is a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except that rights to indemnity or contribution may be limited by applicable law and except as enforceability of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by equitable principles limiting the right to specific performance or other equitable relief; no consent, approval, authorization or other order or decree of any court, regulatory or governmental body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company and applying applicable federal law or laws of the State of Wisconsin is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement (except for compliance with the Act, the Exchange Act, applicable Blue Sky Laws and the clearance of the underwriting arrangements by the NASD), except that in the case of any consent or approval which is required under the terms of any order or decrees to which the Company is subject, such opinion may be given to such counsel's knowledge;

               (viii) The execution, delivery and performance of this Agreement by the Company will not: (A) violate any provisions of the Articles of Incorporation or By-laws of the Company; (B) violate any provisions of, or result in the breach, modification or termination of, or constitute a default under, any agreement, lease, franchise, license, indenture, permit, mortgage, deed of trust, other evidence of indebtedness or other instrument to which the Company or any Subsidiary is a party or by which the Company or such Subsidiary, or any of their respective owned or leased property is bound, and which is filed or incorporated by reference as an exhibit to the Registration Statement; or (C) violate any statute, ordinance, order, rule, decree or regulation of any court, regulatory or governmental body, arbitrator, administrative agency or other instrumentality of the United States or other country or jurisdiction having jurisdiction over the Company or any Subsidiary (assuming compliance with all applicable federal and state securities laws);

               (ix) To such counsel's knowledge, except as described in the Prospectus, there are no holders of Common Stock or other securities of the Company, or securities that are convertible or exchangeable into Common Stock or other securities of the Company, that have rights to the registration of such securities under the Act or any Blue Sky Laws;

               (x) The description or incorporation by reference in the Registration Statement and the Prospectus of statutes, law, regulations, legal and governmental proceedings, and contracts and other legal documents described or incorporated by reference therein fairly and correctly present, in all material respects, the information required to be included therein by the Act; and

     In rendering such opinion, counsel for the Company may rely, to the extent counsel expressly deems such reliance proper in such opinion, (i) as to matters of fact upon certificates of officers of the Company and of governmental officials, and (ii) as to matters with respect to any Subsidiary organized under the laws of a jurisdiction other than the States of Wisconsin or Delaware, upon the opinion of legal counsel licensed to practice in such jurisdiction, and copies of all such certificates and opinions shall be furnished to the Representatives and the Underwriters on or before each Closing Date.

          (e) At the time this Agreement is executed and also on each Closing Date, the Representatives shall have received an opinion from Quarles & Brady, counsel for the Selling Shareholders, dated the date hereof, the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

               (i) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder and, to the knowledge of counsel in the case of Elizabeth B. Lurie (but this qualification shall not apply to the other Selling Shareholder), such agreement constitutes the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its respective terms, except that rights to indemnity or contribution thereunder may be limited by applicable law and except as enforceability of such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and by equitable principles limiting the right to specific performance or other equitable relief; provided, however, that in the case of Elizabeth B. Lurie, such opinions may be limited to the extent that the due authorization, execution and delivery of the Durable Power of Attorney and Custody Agreement referred to in clause (ii) below is limited to the knowledge of such counsel;

          (ii) To the knowledge of such counsel, Elizabeth B. Lurie, one of the Selling Shareholders, has duly authorized, executed and delivered the Durable Power of Attorney and Custody Agreement dated June __, 1996 (the "Custody Agreement"), among Firstar Trust Company, the Company and the Attorneys-in-Fact named therein (the "Attorneys-in-Fact") and such Custody Agreement constitutes the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as enforceability of such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting the rights of creditors and by equitable principles limiting the right to specific performance or other equitable relief;

          (iii) The execution and delivery of this Agreement by each Selling Shareholder and the Custody Agreement by Elizabeth B. Lurie and the consummation of the transactions herein and therein contemplated will not,
     (w) if applicable, result in the violation of any provisions of the trust instrument or other governing documents of any such Selling Shareholder, or
     (x) constitute a breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument to which any such Selling Shareholder is a party or by which any such Selling Shareholder or any such Selling Shareholder's property may be bound or affected and which is known to such counsel, or any statute, rule or regulation applicable to any such Selling Shareholder, or (z) violate any order or decree of any court, regulatory or governmental body, administrative body or instrumentality of the United States or other jurisdiction having jurisdiction over any such Selling Shareholder or any of any such Selling Shareholder's property and which order or decree is known to such counsel;

          (iv) Each Selling Shareholder has full legal right, power and authority, and has secured any consent, approval, authorization and order of any court, regulatory or governmental body required to enter into and perform this Agreement and, in the case of Elizabeth B. Lurie, the Custody Agreement and to sell, assign, transfer and deliver title to the Shares to be sold by such Selling Shareholder as provided herein except that in the case of any consent or approval required under the terms of any order or decree to which such Selling Shareholder is subject, such opinion may be given to such counsel's knowledge; and upon delivery to the Underwriters or upon the order of the Representatives against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Underwriters will acquire good and marketable title to the Shares to be sold hereunder by such Selling Shareholder, free and clear of all voting trust arrangements, liens, encumbrances, security interests, equities, claims and community or marital property rights; and

               (v) To such counsel's knowledge, the information concerning the Selling Shareholders contained in the Prospectus under the caption "Principal and Selling Shareholders" complies in all material respects with the Act.

     In rendering such opinion, counsel for the Selling Shareholders may rely, to the extent counsel deems such reliance proper, as to matters of fact upon certificates of the Selling Shareholders, and copies of all such certificates shall be furnished to the Representatives and counsel for the Underwriters on or before the date hereof or each Closing Date as applicable.

          (f) The Representatives shall have received an opinion of Foley & Lardner, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the valid existence of the Company, the authorization, execution and delivery of this Agreement by the Company and the Selling Shareholders, the issuance of the Shares by the Company, the sale of the Shares by the Selling Shareholders, the Registration Statement and the Prospectus, and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.

          (g) The Representatives shall have received on each Closing Date, a certificate of the President or a Senior Vice President of the Company and of the Chief Financial Officer of the Company, in their corporate capacities, to the effect that:

               (i) The representations and warranties of the Company set forth in section 2 hereof are true and correct as of the date of this Agreement and as of the date of such certificate, and the Company has complied in all material respects with all the agreements and satisfied all the conditions to be performed or satisfied by it at or prior to the date of such certificate;

               (ii) The Commission has not issued an order preventing or suspending the use of the Prospectus or any Preliminary Prospectus or any amendment or supplement thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the knowledge of the respective signatories, no proceedings for that purpose have been initiated or are pending or contemplated under the Act or under the Blue Sky Laws of any jurisdiction;

          (iii) Each of the respective signatories has examined the Registration Statement and the Prospectus, and any amendment or supplement thereto, including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and since the date on which the Registration Statement was initially filed, no event has occurred that was required to be set forth in an amended or supplemented prospectus or in an amendment to the Registration Statement that has not been so set forth, and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference in the Registration Statement that has not been so filed; and

          (iv) Since the date on which the Registration Statement was initially filed with the Commission, there shall not have occurred any change or development involving, or which could be expected to involve, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as disclosed in the Prospectus and the Registration Statement as heretofore amended or (but only if the Representatives expressly consent thereto in writing) as disclosed in an amendment or supplement thereto filed with the Commission and delivered to the Representatives after the execution of this Agreement; since such date and except as so disclosed or in the ordinary course of business, the Company has not incurred any material liability or obligation, direct or indirect, or entered into any transaction which is material to the Company; since such date and except as so disclosed, there has not been any change in the outstanding capital stock of the Company, or any change that is material to the Company in the short-term debt or long-term debt of the Company; since such date and except as so disclosed, the Company has not acquired any of the Common Stock or other capital stock of the Company nor has the Company declared or paid any dividend, or made any other distribution, upon its outstanding Common Stock payable to shareholders of record on a date prior to such Closing Date; since such date and except as so disclosed, the Company has not incurred any material contingent obligations, and no material litigation is pending or threatened against the Company; and, since such date and except as so disclosed, the Company has not sustained any material loss or interference from any strike, fire, flood, windstorm, accident or other calamity (whether or not insured) or from any court or governmental action, order or decree.

     The delivery of the certificate provided for in this subsection (g) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (i), (ii), (iii) and (iv) to be set forth in said certificate.

     (h) The Representatives shall have received a certificate from each Selling Shareholder (which may be signed by such Selling Shareholder's Attorneys-in-Fact, or either of them), dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that: (i) the representations and warranties of such Selling Shareholder in Section 3 of this Agreement are true and correct as of the date of this Agreement and as of the date of such certificate, as if again made on and as of such Closing Date, and such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions to be performed or satisfied by such Selling Shareholder at or prior to such Closing Date; and (ii) such Selling Shareholder has no reason to believe that the Registration Statement or any amendment thereto, including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, at the time it was declared effective by the Commission contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Registration Statement, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (i) At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Representatives a letter addressed to the Representatives, as the representatives of the Underwriters, from Deloitte & Touche L.L.P., the Company's independent accountants, the first letter to be dated the date of this Agreement, the second letter to be dated the First Closing Date and the third letter (if applicable) to be dated the Second Closing Date, which shall be in form and substance satisfactory to the Representatives and shall contain information as of a date within five days of the date of such letter. There shall not have been any change or decrease set forth in any of the letters referred to in this subsection (i) which makes it impracticable or inadvisable in the judgment of the Representatives to proceed with the public offering or purchase of the Shares as contemplated hereby.

          (j) At the time this Agreement is executed and also on each Closing Date, there shall be delivered to the Representatives a letter addressed to the Representatives, as representatives of the Underwriters, from Coopers & Lybrand L.L.P., VSI's independent accountants, the first letter to be dated the date of this Agreement, the second to be dated the First Closing Date and the third letter (if applicable) to be dated the Second Closing Date, which shall be in form and substance satisfactory to the Representatives and shall contain information as of a date within five days of the date of such letter. There shall not have been any change or decrease set forth in any of the letters referred to in this Subsection (j) which makes it impracticable or inadvisable in the judgment of the Representatives to proceed with the public offering or purchase of the Shares as contemplated hereby.

          (k) The Shares shall have been qualified or registered for sale under the Blue Sky Laws of such jurisdictions as shall have been specified by the Representatives, the underwriting terms and arrangements for the offering shall have been cleared by the NASD, and the Common Stock shall continue to be designated for inclusion as a Nasdaq National Market security on The Nasdaq Stock Market and shall continue to be registered under the Exchange Act.

          (l) The Company shall not have filed any amendment, supplement or document of the type referred to in the last sentence of Section 7(a) hereof if the Representatives have reasonably objected to such filing.

          (m) Such further certificates and documents as the Representatives may reasonably request (including certificates of officers of the Company).

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to the Representatives and to Foley & Lardner, counsel for the Underwriters. The Company and the Selling Shareholders shall furnish the Representatives with such manually signed or conformed copies of such opinions, certificates, letters and documents as the Representatives may reasonably request.

          If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at either Closing Date is not so satisfied, this Agreement at the election of the Representatives will terminate upon notification to the Company and the Selling Shareholders without liability on the part of any Underwriter, including the Representatives, the Company or the Selling Shareholders except for the expenses to be paid by the Company and the Selling Shareholders pursuant to section 9 hereof and except to the extent provided in section 12 hereof.

          SECTION 11. MAINTAIN EFFECTIVENESS OF REGISTRATION STATEMENT. The Company will use its best efforts and the Selling Shareholders will use their best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement, and, if such stop order is issued, to obtain as soon as possible the lifting thereof.

          SECTION 12.  INDEMNIFICATION.

          (a) The Company and each of the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act, from and against any losses, claims, damages, expenses, liabilities or actions in respect thereof ("Claims"), joint or several, to which such Underwriter or each such controlling person may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation), insofar as such Claims arise out of or are based upon any breach of any representation, warranty or covenant made by the Company and the Selling Shareholders in this Agreement, or any untrue statement or alleged untrue statement of any material fact contained in the Registration

     Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any application filed under any Blue Sky Law or other document executed by the Company for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such document, application or information being hereinafter called a "Blue Sky Application") or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company and each of the Selling Shareholders, jointly and severally, agree to reimburse each Underwriter and each such controlling person for any reasonable legal fees or other expenses incurred by such Underwriter or any such controlling person in connection with investigating or defending any such Claim; provided, however, that the Company and the Selling Shareholders will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or supplement thereto or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company pursuant to section 5 of this Agreement. The indemnification obligations of the Company and each of the Selling Shareholders as provided above are in addition to and in no way limit any liabilities the Company and each of the Selling Shareholders may otherwise have. Notwithstanding the foregoing, the aggregate liability of any Selling Shareholder under this
     Section 12 shall be limited to an amount equal to the aggregate purchase price paid to such Selling Shareholder by the Underwriters for such Selling Shareholder's Firm Shares and any Optional Shares hereunder.

               (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act and each Selling Shareholder against any Claim to which the Company, or any such director, officer, controlling person or Selling Shareholder may become subject under the Act, the Exchange Act, Blue Sky Laws or other federal or state statutory laws or regulations, at common law or otherwise (including payments made in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter and Baird), insofar as such Claim arises out of or is based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, in reliance solely upon and in conformity with the written information furnished by the Representatives to the Company pursuant to section 5 of this Agreement. Each Underwriter will severally reimburse any legal fees or other expenses incurred by the Company, or any such director, officer, controlling person, or Selling Shareholder in connection with investigating or defending any such Claim, and from any and all Claims solely resulting from failure of an

     Underwriter to deliver a Prospectus, if the person asserting such Claim purchased Shares from such Underwriter and a copy of the Prospectus (as then amended if the Company shall have furnished any amendments thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended) would have cured the defect giving rise to such Claim. The indemnification obligations of each Underwriter as provided above are in addition to any liabilities any such Underwriter may otherwise have. Notwithstanding the provisions of this section, no Underwriter shall be required to indemnify or reimburse the Company, or any officer, director, controlling person, or Selling Shareholder in an aggregate amount in excess of the total price at which the Shares purchased by any such Underwriter hereunder were offered to the public, less the amount of any damages such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

               (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action in respect of a Claim, such indemnified party will, if a Claim in respect thereof is to be made against an indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve an indemnifying party from any liability it may have to any indemnified party under this section or otherwise. In case any such action is brought against any indemnified party, and such indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that he, she or it may wish, jointly with all other indemnifying parties, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and any indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to the indemnified party and/or other indemnified parties which are different from or additional to those available to any indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

               (d) Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election to assume the defense of such action and upon approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this section for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless:

               (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the proviso to the last sentence of subsection (c) of this section;

               (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the indemnified party's notice to the indemnifying party of commencement of the action; or

          (iii) the indemnifying party has authorized the employment of counsel at the expense of the indemnifying party.

          (e) If the indemnification provided for in this section is unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any Claim referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall, subject to the limitations hereinafter set forth, contribute to the amount paid or payable by such indemnified party as a result of such Claim:

          (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, each Selling Shareholder and the Underwriters from the offering of the Shares; or

          (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, each Selling Shareholder and the Underwriters in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations.

          The relative benefits received by each of the Company, each Selling Shareholder and the Underwriters shall be deemed to be in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the amount of the underwriting discounts and commissions per share appearing on the cover page of the Prospectus bears to the public offering price per share appearing thereon, and the Company (including its officers and directors and controlling persons), and the Selling Shareholders are responsible for the remaining portion. The relative fault of the Company, each Selling Shareholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, such Selling Shareholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in subsections (c) and
(d) of this section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          (f) The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method or allocation which does not take into account the equitable considerations referred to in subsection (d) of this section. Notwithstanding the other provisions of this section, no Underwriter shall be required to contribute any amount that is greater than the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this section are several in proportion to their respective underwriting commitments and not joint.

               SECTION 13. DEFAULT OF UNDERWRITERS. It shall be a condition to the obligations of each Underwriter to purchase the Shares in the manner as described herein, that, except as hereinafter provided in this section, each of the Underwriters shall purchase and pay for all the Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such Shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the First Closing Date or the Second Closing Date and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur is greater than ten percent (10%) of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to the Representatives for the purchase of such Shares by other persons are not made within thirty-six hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Company or any Selling Shareholder except for the expenses to be paid by the Company and the Selling Shareholders pursuant to section 9 hereof and except to the extent provided in section 12 hereof.

               In the event that Shares to which a default relates are to be purchased by the nondefaulting Underwriters or by another party or parties, the Representatives shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

               SECTION 14. EFFECTIVE DATE. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto. Such execution and delivery shall include an executed copy of this Agreement sent by telecopier, facsimile transmission or other means of transmitting written documents.

               SECTION 15. TERMINATION. Without limiting the right to terminate this Agreement pursuant to any other provision hereof, this Agreement may be terminated by the Representatives prior to or on the First Closing Date and the over-allotment option from the Company and the Selling Shareholders referred to in section 6 hereof, if exercised, may be canceled by the Representatives at any time prior to or on the Second Closing Date, if in the judgment of the Representatives, payment for and delivery of the Shares is rendered impracticable or inadvisable because:

               (a) additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or the American Stock Exchange, or trading in securities generally shall have been suspended or materially limited on either such exchange or on The Nasdaq Stock Market or a general banking moratorium shall have been established by either federal or state authorities in New York or Wisconsin;

               (b) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or which is not reflected in the Registration Statement but should be reflected therein to make the statements or information contained therein not misleading in any material respect; or

               (c) an outbreak or escalation of hostilities or other national or international calamity or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated to such extent, in the judgment of the Representatives, as to have a material adverse effect on the financial markets of the United States, or to make it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares as provided in this Agreement.

               Any termination pursuant to this Section shall be without liability on the part of any Underwriter to the Company or any Selling Shareholder, or on the part of the Company or any Selling Shareholder to any Underwriter, except for expenses to be paid by the Company and the Selling Shareholders pursuant to section 9 hereof and except as to indemnification to the extent provided in section 12 hereof.

               SECTION 16. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company, of its officers or directors of the Selling Shareholders, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, Selling Shareholder or the Company or any of its or their partners, officers, directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder.

               SECTION 17. NOTICES. All communications hereunder will be in writing and, if sent to the Representatives, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to Robert
     W. Baird & Co. Incorporated at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Paul T. Rogalski, Managing Director, with a copy to Jeffrey H. Lane, Esq., Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and if sent to the Company, or the Selling Shareholders in care of the Company, will be mailed, delivered, telecopied (with receipt confirmed) or telegraphed and confirmed to the Company at 6555 West Good Hope Road, Milwaukee, Wisconsin 53223, Attention: Donald P. DeLuca, with a copy to Conrad G. Goodkind, Esq., Quarles & Brady, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53201.

               SECTION 18. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the officers and directors and controlling persons referred to in section 12 hereof and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

               SECTION 19. PARTIAL UNENFORCEABILITY. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph clause or provision hereof.

               SECTION 20. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin without reference to conflict of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument, and shall be effective when at least one counterpart hereof shall have been executed by or on behalf of each party hereto.

                                  * * * * * *

               If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, each of the Selling Shareholders and the several Underwriters, including the Representatives, all in accordance with its terms.

                                            Very truly yours,

                                            W.H. BRADY CO.


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:

                                            THE SELLING SHAREHOLDERS:

                                            WILLIAM H. BRADY, JR. MARITAL TRUST



                                            By:
                                               ---------------------------------
                                            ELIZABETH B. LURIE



                                            By:
                                               ---------------------------------
                                                   Attorney-in-Fact

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

ROBERT W. BAIRD & CO. INCORPORATED
A.G. EDWARDS & SONS, INC.
PIPER JAFFRAY INC.

By:      ROBERT W. BAIRD & CO. INCORPORATED
         Acting as Representatives of the several
         Underwriters (including themselves) identified
         in Schedule II annexed hereto.


By:
         -----------------------------------------
         Authorized Representative

                                 W.H. BRADY CO.

                                   SCHEDULE I


                                                                  NUMBER OF FIRM     NUMBER OF OPTIONAL
                                                                     SHARES                SHARES
                                                                     -------               ------
 THE SELLING SHAREHOLDERS:

 William H. Brady, Jr. Marital Trust . . . . . . . . . . . .        3,000,000             468,750
 Elizabeth B. Lurie  . . . . . . . . . . . . . . . . . . . .          125,000               --
                                                                    ---------             -------
                                                                    3,125,000             468,750
                                                                    =========             =======

                                 W.H. BRADY CO.

                                  SCHEDULE II

                                                                                                     NUMBER OF FIRM
                                                                                                        SHARES TO
                                                NAME OF UNDERWRITER                                   BE PURCHASED
                                                -------------------                                   ------------
                       Robert W. Baird & Co. Incorporated  . . . . . . . . . . . . . . . . .
                       A.G. Edwards & Sons, Inc.   . . . . . . . . . . . . . . . . . . . . .
                       Piper Jaffray Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .





                                                                                                        _________
                                                                                                        3,125,000
                                                                                                        =========